EXHIBIT 32.1
                           SECTION 1350 CERTIFICATION

                            CERTIFICATION PURSUANT TO
                 13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Enviro Voraxial Technology, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alberto DiBella, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 19, 2006


/s/ Alberto DiBella
-------------------
Alberto DiBella
Chief Executive Officer and Principal Financial Officer